Exhibit 99.1

U.S. Home Systems, Inc.

NasdaqNM: USHS

Analyst Meeting January 2005

Disclosure

Today’s presentation is intended to provide attendees an update on U.S. Home Systems operations as was discussed in the Company’s third quarter report for the nine months ended September 30, 2004. Management’s presentation contains forward-looking statements that involve risks and uncertainties. These statements relate to future events or our future financial performance. You can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of such terms or other comparable terminology. These statements are only predictions and actual results could differ materially from any forward-looking statement.

Murray H. Gross Chairman, President & CEO

Company History

January 1997—Company was founded as U.S. Remodelers

February 2001—Commenced public trading of stock through merger October 2001—Acquired First Consumer Credit November 2002—Acquired Deck America (now USA Deck)

November 2002—Initiated first pilot program (wood decks) with The Home Depot November 2003—Initiated cabinet refacing pilot program with The Home Depot February 2004—Announced bath pilot program with The Home Depot

Home Improvement Industry Overview

Over $200 billion in annual remodeling expenditures in the U.S. Industry has historically grown 5—7% annually since 1980 78% of remodeling projects installed by professional remodeler Industry is highly fragmented

Qualified Remodeler ranks us as the third largest U.S. remodeling company Over 200,000 firms and 600,000 self-employed remodelers Compete on reputation, price and workmanship

Favorable macro economic and demographic drivers

Recent acceleration of housing turnover Home ownership is at an all-time high (68%)

Total housing stock is growing and average age is climbing Renewed focus on home as consumer’s primary investment

Operating Segment Industry Overview

Kitchen and Bath

Two of the most popular remodeling jobs in U.S. (NAHB survey) Kitchen remodeling market: approximately $25 billion Bathroom remodeling market: approximately $14 billion

Decks

Installed wood deck market: $23 billion

Consumer Finance

Niche market — customers of residential remodeling contractors Competition — regional and local banks; larger national financial institutions; and specialty/niche companies

Strategy

Expand product distribution and grow through The Home Depot

Continue to leverage brand name recognition of The Home Depot by further penetrating existing markets Room for expansion into new markets with existing products Pursue new product agreements in new and existing markets (e.g. bath products)

Grow consumer finance segment

Enhance existing relationships with contractors Establish relationships with new contractors

Accomplishments

Strengthened & expanded The Home Depot partnership

Opened 8 new kitchen & bath refacing markets (200 stores) Opened 3 new wood decks markets (165 stores) Awarded additional markets (2005 expansion)

4 kitchen and bath refacing markets (75 stores) 10 wood deck markets (200 stores)

Completed offering

Revenue growth over 20% for nine months ended September 30, 2004

Operational Challenges

Accelerated Growth and Transition to THD:

Marketing & Sales

Installation & Operations

11 New Markets 365 THD stores 3 Products

3 Manufacturing Facilities

Operating Losses

Opportunity

THD Commitment $200 billion market1

23 national programs in installed services1 11,000 installations per day (5% of THD revenue)1

(1) December 28, 2004 The Wall Street Journal

“…we expect to continue our double-digit growth into 2005”

Frank Blake

THD, EVP Business Development

USHS Commitment

“The best in-class provider to The Home Depot for kitchen and bath refacing, and wood deck products.”

Murray H. Gross

USHS, Chairman and CEO

The Balanced Score Card

“WIN, WIN, WIN, WIN”

Customers

Strategic Partners

Experience Value

Enhance Brand Revenues

Associates

Stockholders

Career Financial

Growth ROI

Peter T. Bulger Executive VP & COO

US Home Systems

Market Coverage

Kitchen and Bath


Seattle - HD
Portland HD
Sacramento HD
San Francisco HD
Torrance HD
LA HD
San Diego HD
Denver
Minneapolis HD
Minneapolis C21
Milwaukee C21
Detroit HD
Detroit C21
Chicago C21
Westchester C21
Boston
NY - C21
Jersey - North
Jersey - South
Maryland C21
Virginia Beach - HD
Richmond HD

- Sales/Installation Centers
- The Home Depot Markets
- Multi-brand Markets

New THD Markets (2005):
- Milwaukee > St. Louis
- Phoenix > Las Vegas

13

Market Coverage

Decks

Baltimore, MD

Westboro, MA

Bridgeport, CT

Glen Mills, PA

Woodbridge, VA

Manufacturing & Sales Facility Sales Center The Home Depot Markets

New THD Markets (2005):

Chicago area

Milwaukee

Minnesota

Atlanta

St. Louis

Colorado

Kansas City1

Operational Challenges

Accelerated Growth and Transition to THD:

Marketing & Sales Installation & Operations

11 New Markets 365 THD stores 3 Products

3 Manufacturing Facilities

Operating Losses

Sales & Marketing

Sustained Lead Flow:

New product offering Marketing effectiveness

Marketing Strategy:

THD merchandising productivity tools Increase exposure in THD advertising Enhance in-store product displays Centralized Store Support Program

Focused Effort To Drive Sales

Installation

Labor Capacity

Employee Installation Workforce

100% increase in Q4

10/19

10/26

11/2

11/9

11 /16

11/23

11/30

12/7

12/14

12/21 1

2 /28

1/4

1/11

170

160

150

140

130

120

110

100

90

80

Operations

Centralized Customer Care

Customer Focus Proactive vs. Reactive Process Improvement

Customer

Creating the most compelling customer experience.

Daniel L. Betts President & CEO

USA Deck

Installation & Operations

Increased deck raw lumber material prices.

Selling price adjustments Inventory management

36% increase in lumber cost

Creating the most compelling customer experience.

Installation & Operations

Permitting & Inspection

Multiple jurisdictions Technical design Available and responsive

Local technical staffing

Creating the most compelling customer experience.

Installation & Operations

Deck New Market Entry

Product distribution Capital expenditures Ramp up time Capacity planning

Outsourcing deck manufacturing Leverage multi-product markets

Strategically aligned.

James D. Borschow President First Consumer Credit

Overview

New Model

Current Market Environment

Growth Strategy

New Model

Q1 2003 Secured DZ Warehouse Facility

Q1 2003 Instituted Sell to Hold Model

Current Market Environment

Refinance/Home Equity Boom

Creates “Cash Buyer”

Portfolio Runoff

Competition

Low Rates

Aggressive Underwriting

Promotional Programs

Growth Strategy

System Generated Mass Marketing FCC Website Addition of New Marketing Personnel New Product Cross Selling / Customer Retention Programs

Summary

Key Drivers:

Strong sales growth

Marketing strategy

Right associates…Right

place…Right time

Gross margin improvement

Investment in process

and technology

Productivity increase

Sync pricing and cost

model and manage

inventory

Expense control

Investment in process

and technology

Strategic partners

Leverage infrastructure

Enhance The Core

Extend The Business

Increase Market Share

28